UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]Definitive Proxy Statement

[X]Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET FUNDS, INC.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

MASTER PORTFOLIO TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[   ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                     1)    Title of each class of securities to which transaction applies:

2)Aggregate number of securities to which transaction applies:

    3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                      4)Proposed maximum aggregate value of transaction:

5)Total fee paid:

[  ]          Fee paid previously with preliminary materials.

[  ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

JAS TELEPHONE CALL SCRIPTS

General Version:

Greetings. I'm Joe Sullivan, CEO of Legg Mason.

You or someone in your household has invested in one or more Legg Mason funds, and we ask for your help, please.

Legg Mason entered into an agreement with Franklin Templeton under which Franklin Templeton will acquire Legg Mason, creating one of the largest asset managers.

The transaction will cause your fund's management and subadvisory agreements to terminate. For your fund's operations to continue uninterrupted after the sale, shareholders are being asked to approve new agreements.

A Special Meeting of shareholders to vote on these agreements is scheduled for July 14.

You may cast your vote in advance of the meeting with a Proxy Specialist. The process is simple, does not require any confidential information, and will take only a few moments of your time.

I thank you for investing your time and money with us.

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Primerica Financial Services (PFS) version:

Greetings. I'm Joe Sullivan, CEO of Legg Mason.

You or someone in your household has invested in one or more funds, including ClearBridge Investments, QS Investors, Western Asset Management and Legg Mason products owned through your Primerica Financial Services brokerage account. We ask for your help, please.

Legg Mason entered into an agreement with Franklin Templeton under which Franklin Templeton will acquire Legg Mason, creating one of the largest asset managers.

The transaction will cause your fund's management and subadvisory agreements to terminate. For your fund's operations to continue uninterrupted after the sale, shareholders are being asked to approve new agreements by proxy at a Special Meeting of shareholders scheduled for July 14.

You may cast your vote in advance of the meeting with a Proxy Specialist. The process is simple, does not require any confidential information, and will take only a few moments of your time.

I thank you for investing your time and money with us.

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TIME IS RUNNING OUT SCRIPT:

Greetings. I'm Joe Sullivan, CEO of Legg Mason. You or someone in your household owns an investment in one or more Legg Mason funds.

We ask for your help, please.

You received proxy materials by mail requesting your vote on important matters relating to your fund. Time is running out. By voting today, you can help ensure that your fund's proposals can be acted upon. Every shareholder's vote matters, no matter how many shares you own.

You may cast your vote over the phone RIGHT NOW with a Proxy Specialist. The process is simple, does not require any confidential information and will only take a few moments of your time.

We hope you will help us.

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TIME IS RUNNING OUT SCRIPT (PFS version):

Greetings. I'm Joe Sullivan, CEO of Legg Mason. You or someone in your household owns an investment in one or more Legg Mason funds, including ClearBridge Investments, QS Investors, Western Asset Management and Legg Mason products owned through your Primerica Financial Services brokerage account.

We ask for your help, please.

You received proxy materials by mail requesting your vote on important matters relating to your fund. Time is running out. By voting today, you can help ensure that your fund's proposals can be acted upon. Every shareholder's vote matters, no matter how many shares you own.

You may cast your vote over the phone RIGHT NOW with a Proxy Specialist. The process is simple, does not require any confidential information and will only take a few moments of your time.

We hope you will help us.

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PROPOSED Level One:

Greetings. I'm Joe Sullivan, CEO of Legg Mason. We are trying to reach you regarding your investment in one or more Legg Mason sponsored funds.

You should have received proxy materials by mail requesting your vote on important matters – but we have not received your vote. By voting today, you can help us ensure that your fund's proposals can be acted upon. Every shareholder's vote matters, no matter how many shares you own.

To vote, please call 800-290-6433. That's 800-290-6433, between 9 a.m. and 11 p.m. Eastern time, and Saturday from 10 a.m. to 6 p.m. A proxy specialist will be happy to take your vote.

Thank you as always for investing with Legg Mason.

PROPOSED Level One: PFS Version

Greetings. I'm Joe Sullivan, CEO of Legg Mason. We are trying to reach you regarding your investment in one or more funds, including ClearBridge Investments, QS, Western Asset and Legg Mason products owned through your Primerica Financial Services brokerage account.

You should have received proxy materials by mail requesting your vote on important matters – but we have not received your vote. By voting today, you can help us ensure that your fund's proposals can be acted upon. Every shareholder's vote matters, no matter how many shares you own.

To vote, please call 800-290-6433. That's 800-290-6433, between 9 a.m. and 11 p.m. Eastern time, and Saturday from 10 a.m. to 6 p.m. A proxy specialist will be happy to take your vote.

Thank you as always for investing with Legg Mason through PFS Investments.

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PROPOSED Level 2:

Greetings. I'm Joe Sullivan, CEO of Legg Mason.We are trying to reach you regarding your investment in one or more Legg Mason sponsored funds.

Franklin Templeton has agreed to acquire Legg Mason, creating one of the largest asset managers.

You should have received proxy materials by mail requesting your vote on this transaction. Every shareholder's vote matters, no matter how many shares you own.

To vote, please call 800-290-6433. That's 800-290-6433, between 9 a.m. and 11 p.m. Eastern time, and Saturday from 10 a.m. to 6 p.m. A proxy specialist will be happy to take your vote.

Thank you as always for investing with Legg Mason.

PROPOSED LEVEL 2: PFS Version

Greetings. I'm Joe Sullivan, CEO of Legg Mason. We are trying to reach you regarding your investment in one or more funds, including ClearBridge Investments, QS Investors, Western Asset Management and Legg Mason products owned through your Primerica Financial Services brokerage account.

Franklin Templeton has agreed to acquire Legg Mason, creating one of the largest asset managers.

You should have received proxy materials by mail requesting your vote on this transaction. Every shareholder's vote matters, no matter how many shares you own.

To vote, please call 800-290-6433. That's 800-290-6433, between 9 a.m. and 11 p.m. Eastern time, and Saturday from 10 a.m. to 6 p.m. A proxy specialist will be happy to take your vote.

Thank you as always for investing with Legg Mason through PFS Investments.